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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-15895, 333-16739, 333-17747, 333-19873,
333-34803, 333-34801, and 333-41741) of USCS International, Inc. of our report dated February 6, 1998 appearing on page 24 of this Form 10-K.

/s/ PRICE WATERHOUSE LLP

Sacramento, California
March 23, 1998

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